PAYDEN FUNDS

Supplement Dated June 17, 2014 to Prospectus dated February 28, 2014

Payden Tax Exempt Bond Fund

On June 17, 2014, the Board of Trustees of The Payden & Rygel Investment Group authorized the closure and liquidation of the Payden Tax Exempt Bond Fund. The Fund will close on July 22, 2014.

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